SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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Equitable Financial Corp.
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October 17, 2007

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Equitable Financial Corp. We will hold the meeting at The Yancey, Commons Room, 123 North Locust Street, Grand Island, Nebraska on November 20, 2007 at 10:00 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of McGladrey & Pullen, LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Richard L. Harbaugh
President and Chief Executive Officer

EQUITABLE FINANCIAL CORP.
113 North Locust Street
Grand Island, Nebraska 68801
(308) 382-3136

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	10:00 a.m. on Tuesday, November 20, 2007.

PLACE	The Yancey, Commons Room, 123 North Locust Street, Grand Island, Nebraska

ITEMS OF BUSINESS	(1) The election of three directors to serve for a term of three years and the election of two directors to serve for a term of one year;

(2) The ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008; and

(3) Such other business that may properly come before the meeting. Note: The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on October 5, 2007.

PROXY VOTING
It is important that your shares be represented and voted at the meeting. Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Cynthia L. Pope Corporate Secretary

Grand Island, Nebraska
October 17, 2007

NOTE: Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

EQUITABLE FINANCIAL CORP.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Equitable Financial Corp. (“Equitable Financial” or the “Company”) to be used at the annual meeting of shareholders of the Company. Equitable Financial is the holding company for Equitable Bank (“Equitable Bank” or the “Bank”) and the majority-owned subsidiary of Equitable Financial MHC. The annual meeting will be held at The Yancey, Commons Room, 123 North Locust Street, Grand Island, Nebraska on November 20, 2007 at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed on or about October 17, 2007 to shareholders of record.

General Information About Voting

Who Can Vote at the Meeting

You are entitled to vote your Equitable Financial common stock if the records of the Company show that you held your shares as of the close of business on October 5, 2007. As of the close of business on October 5, 2007, a total of 3,297,509 shares of Equitable Financial common stock were outstanding, including 1,813,630 shares of common stock held by Equitable Financial MHC. Each share of common stock has one vote. The Company’s Charter provides that, until September 27, 2010, record holders of the Company’s common stock (other than Equitable Financial MHC) who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit. With respect to shares held by a broker, bank or nominee, the Company generally will look beyond the holder of the shares to the person or entity for whom the shares are held when applying the voting limitation. However, where the ultimate owner of the shares has granted voting authority to the broker, bank or nominee that holds the shares, the Company would apply the 10% voting limitation to the broker, bank or nominee.

Attending the Meeting

If you are a beneficial owner of Equitable Financial common stock held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Equitable Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Vote by Equitable Financial MHC

Equitable Financial MHC, the holding company for the Company, owned 55% of the outstanding shares of common stock of the Company as of October 5, 2007. All shares of common stock owned by Equitable Financial MHC will be voted in accordance with the instructions of the Board of Directors of Equitable Financial MHC, the members of which are identical to the members of the Board of Directors of the Company. Equitable Financial MHC is expected to vote such shares “FOR” each Board nominee for election as a director and “FOR” the ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008.

Quorum and Vote Required

The annual meeting will be held only if there is a quorum present. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Equitable Financial’s Board of Directors consists of nine members. At this year’s annual meeting, shareholders will elect three directors to serve for a term of three years and two directors to serve for a term of one year. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld will have no effect on the outcome of the election.

In voting to ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm will be decided by the affirmative vote of the shares represented at the annual meeting. On this matter, abstentions will have no effect on the voting.

Because Equitable Financial MHC owns in excess of 50% of the outstanding shares of Equitable Financial common stock, the votes it casts will ensure the presence of a quorum and determine the outcome of both proposals.

Voting by Proxy

The Board of Directors of Equitable Financial is sending you this proxy statement for the purpose of requesting that you allow your shares of Equitable Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Equitable Financial common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote:

•	“FOR” each of the nominees for director; and

•	“FOR” the ratification of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Equitable Financial common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in and of itself constitute revocation of your proxy.

If your Equitable Financial common stock is held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

Participants in the Equitable Bank ESOP and 401(k) Plan

If you participate in the Equitable Bank Employee Stock Ownership Plan and Trust (the “ESOP”) or if you hold shares through the Equitable Federal Savings Bank of Grand Island Employees’ Savings and Profit Sharing Plan and Trust (the “401(k) Plan”), you will receive a voting instruction card for each plan that reflects all shares you may vote under the plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee how to vote the shares of Equitable Financial common stock credited to his or her account in the 401(k) Plan. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in accordance with directions it receives from the 401(k) Plan administrator. The deadline for returning your voting instructions for both plans is November 13, 2007.

Corporate Governance

General

The Company periodically reviews its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern its operations. As a part of this periodic corporate governance review, the Company’s Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.

Meetings of the Board of Directors

The Company and the Bank conduct business through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended June 30, 2007, the Board of Directors of the Company held 12 regular meetings and two special meetings and the Board of Directors of the Bank held 12 regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Company’s and the Bank’s respective Board of Directors and committees on which such director served.

Committees of the Board of Directors of Equitable Financial

The following table identifies our standing committees and their members as of October 5, 2007. All members of each committee are independent in accordance with the listing standards of the Nasdaq Stock Market, Inc. Each committee acts under a written charter adopted by the Board of Directors, a copy of which is available in the Investor Information section of the Company’s website (www.equitableonline.com).

Director	Audit Committee	Nominating and Governance Committee	Compensation Committee

Vincent J. Dugan
Thomas E. Gdowski
Richard L. Harbaugh
Gary L. Hedman	X *	X *
Pamela L. Price		X	X
Dr. Jonas A. Proffitt			X
Jack E. Rasmussen	X
Douglas J. Redman	X	X
Benedict P. Wassinger, Jr.			X *
Number of Meetings in 2007	7	2	2

*Chairman

Audit Committee. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that the Audit Committee does not have a member who is an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission. While the Board recognizes that no individual Board member meets the qualifications of an “audit committee financial expert,” the Board believes that the appointment of a new director to the Board and to the Audit Committee is not necessary at this time as the level of financial knowledge and experience of the Audit Committee’s current members, including the ability to read and understand fundamental financial statements, is cumulatively sufficient to adequately discharge the Audit Committee’s responsibilities. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Proposal 2 — Ratification of Independent Registered Public Accounting Firm — Report of Audit Committee.”

Compensation Committee. The Compensation Committee is responsible for overseeing the Company’s and Equitable Bank’s employee compensation and benefit programs. Our Chief Executive Officer develops recommendations for the Compensation Committee regarding the appropriate range of annual salary increases of our employees. Our Chief Executive Officer does not participate in Committee discussions or the review of Committee documents relating to the determination of his compensation.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for the annual selection of the Board of Directors’ nominees for election as directors and developing and implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to the Company’s corporate governance policy. The procedures of the Nominating and Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating and Governance Committee Procedures.”

Director Compensation

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2007 fiscal year.

Name	Fees Earned or Paid in Cash ($)(1)	Total ($)

H. Lawrence Hanson (2)	$21,450	$21,450
Gary L. Hedman	11,400	11,400
Joanne Roush Holmes (3)	5,700	5,700
Pamela L. Price	11,400	11,400
Dr. Jonas A. Proffitt	11,400	11,400
Jack E. Rasmussen	11,400	11,400
Douglas J. Redman	11,400	11,400
Benedict P. Wassinger, Jr.	17,400	17,400

(1)	Represents fees earned for service with Equitable Bank.
(2)	Mr. Hanson resigned from the Board of Directors effective May 31, 2007.
(3)	Ms. Holmes began receiving directors’ fees when she became a non-employee director in January 2007. Ms. Holmes resigned from the Board of Directors effective July 31, 2007.

Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on our Board of Directors during fiscal 2008.

Monthly fee for Board members	$950
Additional monthly retainer for the Chairman of the Board	1,000
Additional monthly fee for Executive Committee members	500

Directors do not receive any compensation for their service on the Boards of Directors of Equitable Financial or Equitable Financial MHC. Employee directors do not receive any retainers or fees for their services on the Boards of Directors.

Attendance at the Annual Meeting

The Board of Directors encourages directors to attend the Company’s annual meeting of shareholders. All of the Company’s directors attended the Company’s 2006 annual meeting of shareholders.

Stock Ownership

The following table provides information as of October 5, 2007 about the persons, other than directors and executive officers, known to Equitable Financial to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding(1)

Equitable Financial MHC 113 North Locust Street Grand Island, Nebraska 68801	1,813,630	(2)	55.0%

(1)	Based on 3,297,509 shares of the Company’s common stock outstanding and entitled to vote as of October 5, 2007.
(2)	The members of the Board of Directors of Equitable Financial and Equitable Bank also constitute the Board of Directors of Equitable Financial MHC.

The following table provides information as of October 5, 2007 about the shares of Equitable Financial common stock that may be considered to be beneficially owned by each director, each nominee for director, each executive officer named in the Summary Compensation Table and for all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

Name	Number of Shares Owned(1)		Percent of Common Stock Outstanding(2)

Directors:
Vincent J. Dugan	100		*
Thomas E. Gdowski	10,699		*
Richard L. Harbaugh	38,453		1.17
Gary L. Hedman	31,247	(3)	*
Pamela L. Price	3,000		*
Dr. Jonas A. Proffitt	15,000		*
Jack E. Rasmussen	5,000		*
Douglas J. Redman	27,900		*
Benedict P. Wassinger, Jr.	20,145	(4)	*

Named Executive Officers Who Are Not Directors:			*
Terry M. Pfeifer	10,289		*

All Directors and Executive Officers as a Group (12 persons)	182,644		5.54

*	Does not exceed 1.0% of the Company’s voting securities.
(1)
Includes shares allocated to the account of individuals under the Equitable Bank Employee Stock Ownership Plan and Trust (the “ESOP”) with respect to which individuals have voting but not investment power as follows: Mr. Gdowski—392 shares; Mr. Harbaugh—845 shares; and Mr. Pfeifer—707 shares.

(2)	Based on 3,297,509 shares of Company common stock outstanding and entitled to vote as of the close of business on October 5, 2007.
(3)	Includes 30,247 shares held by IRA.
(4)	Includes 14,685 shares held by IRA, 4,350 shares held by spouse’s IRA, 60 shares held as custodian for his grandchildren and 1,050 shares held by a corporation controlled by Mr. Wassinger.

Proposal 1 — Election of Directors

The Company’s Board of Directors consists of nine members who are elected for terms of three years, one-third of whom are elected annually. Each of the Company’s directors are independent under the listing standards of the Nasdaq Stock Market except for Messrs. Harbaugh and Gdowski, who are both employees of the Company and the Bank. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between Equitable Financial, Equitable Bank and their directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including loans that Equitable Bank has directly or indirectly made to Directors Hedman, Price, Rasmussen, Redman and Wassinger. Three directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified, and two directors will be elected at the annual meeting to serve for a one-year term, or until their respective successors have been elected and qualified. The Board of Directors has nominated Richard L. Harbaugh, Gary L. Hedman and Dr. Jonas A. Proffitt to serve for a three-year term and has nominated Vincent J. Dugan and Thomas E. Gdowski to serve for a one-year term.

Unless you indicated on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Messrs. Harbaugh, Hedman, Proffitt, Dugan and Gdowski.

Information regarding the Boards of Directors’ nominees for election at the annual meeting is provided below. Unless otherwise stated, each director has held his or her current occupation for the last five years. The age indicated for each individual is as of June 30, 2007. The indicated period of service as a director includes service as a director of Equitable Bank.

Board Nominees for Election of Directors to Serve for a Three-Year Term

Richard L. Harbaugh has served as the Chief Executive Officer of Equitable Bank since November 2000 and the Chief Executive Officer and President of Equitable Financial and Equitable Financial MHC since their formation in 2005. Mr. Harbaugh has also served as the President of Equitable Bank from November 2000 to November 2005. Previously, Mr. Harbaugh served for 22 years as President and Chief Executive Officer of Overland National Bank in Grand Island and First National Bank & Trust Co. of Kearney, both of which were banking subsidiaries of First Commerce Bancshares, Inc., Lincoln, Nebraska. Age 60. Director since 2000.

Gary L. Hedman is the President and Chief Executive Officer of Southern Public Power District, an electric utilities company. Age 64. Director since 2003.

Jonas A. Proffitt, M.D. is a retired physician. Age 90. Director since 1968.

Board Nominees for Election of Directors to Serve for a One-Year Term

Vincent J. Dugan is a Vice President at Trego-Dugan Aviation, an aviation company. Age 46. Director since 2007.

Thomas E. Gdowski has served as Equitable Bank’s Executive Vice President since June 2006. From March 2005 to June 2006, Mr. Gdowski served as Equitable Bank’s Senior Vice President. Since November 2005, Mr. Gdowski has also served as Equitable Bank’s Chief Branch Operating Officer. Previously, Mr. Gdowski served as the Funds Management Officer for TierOne Bank from September 2004 to March 2005 and as Executive Vice President and Chief Financial Officer of United Nebraska Bank from 1993 to September 2004. Age 46. Director since 2007.

Directors Continuing in Office

The following directors have terms ending in 2008:

Jack E. Rasmussen is the retired owner and partner of Jack’s Tire Service. Age 77. Director since 1987.

The following directors have terms ending in 2009:

Pamela L. Price is an Executive Director at the Stuhr Museum Foundation. Age 62. Director since 2003.

Douglas J. Redman is a partner in several local businesses, including a Subway franchise and a Video Kingdom store. Age 48. Director since 2001.

Benedict P. Wassinger, Jr. is a pharmacist and owner of Bens’ Drug Store dba Bens Long Term Care Pharmacy and A-B Health Services, LLC. Age 64. Director since 1985.

Proposal 2 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed McGladrey & Pullen, LLP to be the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008, subject to ratification by the Company’s shareholders. A representative of McGladrey & Pullen, LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by the affirmative vote of the shares represented the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm.

Change in Independent Registered Public Accounting Firm

On December 19, 2006, the Company dismissed Crowe Chizek and Company LLC as the Company’s independent registered public accounting firm. The decision to dismiss Crowe Chizek and Company LLC was approved by the Company’s Audit/Compliance Committee. In connection with the audits of the two fiscal years ended June 30, 2006 and the subsequent interim period through the date of dismissal, there were no disagreements with Crowe Chizek and Company LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Crowe Chizek and Company LLC’s satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report. In addition, such financial statements contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

On December 19, 2006, the Company appointed McGladrey & Pullen LLP as the Company’s independent registered public accounting firm, subject to McGladrey & Pullen LLP’s completion of their normal client acceptance procedures. The engagement of McGladrey & Pullen LLP was approved by the Company’s Board of Directors.

Audit and Non-Audit Fees

The following table sets forth the fees billed to the Company by McGladrey & Pullen, LLP and Crowe Chizek and Company LLC for the fiscal years ended June 30, 2007 and 2006:

	2007	2006
Audit fees (1)	$190,747	$230,153
Audit related fees	—	—
Tax fees (2)	6,225	7,500
All other fees	—	—

(1)
Includes professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-QSB, or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses. For fiscal 2006, also includes fees related to Equitable Bank’s mutual holding company reorganization and related initial public offering. For 2007, consists of fees of $81,797 and $108,950 billed by McGladrey & Pullen LLP and Crowe Chizek and Company LLC, respectively.

(2)
Consists of tax filing and tax related compliance and other advisory services. For 2007, consists of fees of $2,225 and $4,000 billed by McGladrey & Pullen LLP and Crowe Chizek and Company LLC, respectively.

Pre-Approval of Services by the Independent Registered Public Accounting Firm

The Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company’s independent registered public accounting firm. The Audit Committee will consider annually and approve the provision of audit services by the independent registered public accounting firm and, if appropriate, approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the year ended June 30, 2007, all of the audit related fees, tax fees and all other fees set forth above were approved by the Audit Committee.

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent registered public accounting firm the accounting firm’s independence from the Company and its management. In concluding that the accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with their independence.

The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2007 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2008.

The Audit Committee of the Board of Directors of
Equitable Financial Corp.

Gary L. Hedman (Chairman)
Jack E. Rasmussen
Douglas J. Redman

Executive Compensation

Summary Compensation Table

The following information is furnished for the principal executive officer and the next two most highly compensated executive officers of the Company whose total compensation for the year ended June 30, 2007 exceeded $100,000.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(1)	Total ($)
Richard L. Harbaugh President and Chief Executive Officer	2007	$217,953		—	—	—	$52,288	$270,241
Thomas E. Gdowski Executive Vice President and Chief Operating Officer	2007	121,194		—	—	—	14,223	135,417
Terry M. Pfeifer Senior Vice President and Chief Investment Officer	2007	257,344	(2)	—	—	—	25,201	282,545

(1)	Details of the amounts reported in the “All Other Compensation” column for fiscal 2007 are provided in the table below:

	Mr. Harbaugh		Mr. Gdowski		Mr. Pfeifer
Employer contribution to 401(k) plan	$12,725		$7,338		$15,031
Market value of ESOP contributions	7,673		3,905		7,232
Bank owned life insurance	24,150		—		—
Perquisites	7,740	(a)	2,980	(b)	2,938	(b)

(a)	Represents $2,941 in country club dues and a $4,799 automobile mileage allowance.
(b)	Represents country club dues.

(2)	Mr. Pfeifer’s fiscal 2007 salary consisted solely of sales commissions.

Employment Agreements

Equitable Bank and Equitable Financial have each entered into employment agreements with Richard L. Harbaugh, Thomas E. Gdowski and Terry M. Pfeifer, each an “executive.” These agreements have an initial three-year term in the case of Mr. Harbaugh and an initial two-year term in the case of Messrs. Gdowski and Pfeifer. The term of each employment agreement may be renewed on an annual basis after review by the respective Boards of Directors.

The fiscal 2008 base salaries for Messrs. Harbaugh and Gdowski are $188,500 and $125,000, respectively. The employment agreement for Mr. Pfeifer provides for compensation based on a percentage of all commissions received by Equitable Bank from third-party registered broker-dealers. The Boards of Directors will review each executive’s base salary compensation each year in order to consider any appropriate changes. In addition to base salary, the employment agreements for Messrs. Harbaugh, Gdowski and Pfeifer provide for, among other things, participation in stock-based benefit plans and fringe benefits applicable to the executive. In the event the executive is terminated for disability, as defined in the agreements, he will be paid an amount equal to 70% (or, for Mr. Harbaugh, 100%) of his bi-weekly rate of base salary in effect as of the date of his termination of employment due to the disability. Disability payments will be paid monthly and begin on the first day of the month following the termination of employment due to disability and will continue until the earlier of the date the executive returns to full-time employment at the Bank, his death or attainment of age 65.

The employment agreements provide that Equitable Bank and Equitable Financial may terminate the executive’s employment for cause, as described in the employment agreements, at any time. If Equitable Bank or Equitable Financial terminates the executive’s employment for reasons other than for cause, or if the executive resigns from Equitable Bank or Equitable Financial after specified circumstances that would constitute constructive termination, the executive (or, if he dies, his beneficiary) would be entitled to receive an amount equal to the remaining base salary payments due for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of Equitable Bank and Equitable Financial during the remaining term of the employment agreements. Equitable Bank will also continue and/or pay for the executive’s life, health and dental coverage for the remaining term of the employment agreement. The employment agreements restrict the executives’ right to compete against us for a period of one year following their termination of employment for any reason.

Under the employment agreements, if the executive voluntarily (upon circumstances discussed in the agreement) or involuntarily terminates employment following a change in control of Equitable Bank or Equitable Financial, the executive or, if the executive dies, the executive’s beneficiary, is entitled to receive a severance payment equal to three times the average of the five preceding taxable years’ annual compensation in the case of Mr. Harbaugh and two times the same average in the case of Messrs. Gdowski and Pfeifer. Equitable Bank would also continue the benefits the executive would have received under the retirement programs in which he participated before the change in control and health, life and dental coverage for 24 months (36 months for Mr. Harbaugh), following termination of employment. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct such amount for federal tax purposes. The agreements limit payments made to the executive in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.

Equitable Bank or Equitable Financial will pay or reimburse the executive for all reasonable costs and legal fees paid or incurred by the executive in any dispute or question of interpretation relating to the employment agreements if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that Equitable Bank and Equitable Financial will indemnify the executives to the fullest extent legally allowable.

Employee Severance Compensation Plan

The Equitable Bank Employee Severance Compensation Plan provides severance benefits to eligible employees whose employment terminates in connection with a change in control of Equitable Bank or Equitable Financial. Employees become eligible for severance benefits under the plan if they have a minimum of one year of service with Equitable Bank. Individuals who enter into employment or change in control agreements with Equitable Bank or Equitable Financial will not participate in the severance plan. Under the severance plan, if, within 12 months of a change in control, Equitable Bank or Equitable Financial or their successors terminate an employee’s employment or if the individual voluntarily terminates employment upon the occurrence of events specified in the severance plan, then that individual will receive a severance payment equal to one month’s compensation for each year of service with Equitable Bank, up to a maximum payment equal to 199% of the employee’s base compensation.

Supplemental Executive Retirement Program

Equitable Bank’s supplemental executive retirement plan provides supplemental retirement benefits with respect to the employee stock ownership plan and the 401(k) Plan. The plan provides participating executives with benefits otherwise limited by certain provisions of the Internal Revenue Code or the terms of the employee stock ownership plan loan. Specifically, the plan provides benefits to eligible officers (those designated by the Board of Directors of Equitable Bank) that cannot be provided under the 401(k) Plan or the employee stock ownership plan as a result of limitations imposed by the Internal Revenue Code, but that would have been provided under the plans, but for these Internal Revenue Code limitations. In addition to providing for benefits lost under tax-qualified plans as a result of the Internal Revenue Code limitations, the plan also provides supplemental benefits upon a change of control prior to the scheduled repayment of the employee stock ownership plan loan. Generally, upon a change in control, the supplemental executive retirement plan will provide participants with a benefit equal to what they would have received under the employee stock ownership plan, had they remained employed throughout the term of the loan, less the benefits actually provided under the plan on the participant’s behalf. A participant’s benefits generally become payable upon a change in control of Equitable Bank and Equitable Financial. The Board of Directors has designated Mr. Harbaugh as a participant in the plan and may designate other officers as participants in future years.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% shareholders has complied with applicable reporting transactions in the Company’s common stock during the year ended June 30, 2007.

Transactions with Related Parties

The Sarbanes-Oxley Act generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans made by Equitable Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Equitable Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit Equitable Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. Equitable Bank currently makes new loans and extensions of credit to its executive officers, directors and employees at different rates than those made available to the general public; however, Equitable Bank does not give preference to any director or officer over any other employee, and such loans do not involve more than the normal risk of repayment or present other unfavorable terms.

The Company does not have a comprehensive written policy for the review, approval or ratification of certain transactions with related persons. However, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Equitable Financial’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

Nominating and Governance Committee Procedures

General

It is the policy of the Nominating and Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating and Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders

To submit a recommendation of a director candidate to the Nominating and Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Minimum Qualifications

The Nominating and Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions and have his or her primary residence within the State of Nebraska. A candidate must also meet any qualification requirements set forth in any Board or committee governaning documents.

The Nominating and Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating and Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating and Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees

The process that the Nominating and Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification.  For purposes of identifying nominees for the Board of Directors, the Nominating and Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Equitable Bank. The Nominating and Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating and Governance Committee has not previously used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating and Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating and Governance Committee will conduct a check of the individual’s background and interview the candidate.

Submission of Business Proposals and Shareholder Nominations

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting not later than June 19, 2008. If next year’s annual meeting is held on a date more than 30 calendar days from November 20, 2008, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitations for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 30 days prior to the date of the annual meeting; however, if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to shareholders; such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

Shareholder Communications

The Company encourages shareholders communications to the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Cynthia L. Pope, Corporate Secretary, Equitable Financial Corp., 113 North Locust Street, Grand Island, Nebraska 68801. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. All other communications should be sent to the attention of the Chairman of the Nominating and Governance Committee.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Equitable Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on October 5, 2007. The Annual Report is not to be treated as part of the proxy solicitation materials or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-KSB, without exhibits, for the year ended June 30, 2007, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were shareholders as of the close of business on October 5, 2007 upon written request to Cynthia L. Pope, Corporate Secretary, Equitable Financial Corp., 113 North Locust Street, Grand Island, Nebraska 68801.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder or record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Cynthia L. Pope
Corporate Secretary

Grand Island, Nebraska
October 17, 2007

EQUITABLE FINANCIAL CORP.
:	PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS
November 20, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard L. Harbaugh, Gary L. Hedman and Jonas A. Proffitt, M.D., and each of them, with full power of substitution, to act as proxy for the undersigned and to vote all shares of common stock of Equitable Financial Corp. that the undersigned is entitled to vote at the annual meeting of shareholders, to be held on November 20, 2007 at 10:00 a.m., local time, at The Yancey, Commons Room, 123 North Locust Street, Grand Island, Nebraska and at any and all adjournments thereof, as indicated on this proxy card.

		FOR	WITHHOLD	FOR ALL EXCEPT
1.	The election as directors of all nominees listed (except as marked to the contrary below).	9	9	9

	Richard L. Harbaugh Gary L. Hedman Jonas A. Proffitt, M.D. Vincent J. Dugan Thomas E. Gdowski

INSTRUCTION: To withhold authority to vote for any individual nominee, mark AFor All Except@ and write that nominee=s name in the space provided below.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of McGladrey & Pullen, LLP as independent registered public accounting firm of Equitable Financial Corp. for the year ending June 30, 2008.	9	9	9

Your Board of Directors Recommends a Vote FOR
Proposals 1 and 2.

This proxy, when properly executed and returned, will be voted as directed by the undersigned shareholder. If no instructions are specified, this proxy will be voted AFOR@ all of the proposals listed. This proxy also confers discretionary authority to vote with respect to the election of any person as Director where the nominees are unable to serve or for good cause will not serve and with respect to any other business that may properly come before the annual meeting or any adjournment thereof.

Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

ñ Detach above card, sign, date and mail in postage-paid envelope provided. ñ
EQUITABLE FINANCIAL CORP.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

EQUITABLE FINANCIAL CORP.
VOTING INSTRUCTION CARD

:	PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 20, 2007

The undersigned hereby directs the plan trustee to vote all shares of common stock of Equitable Financial Corp. credited to the ESOP plan account of the undersigned, which the undersigned is entitled to vote at the annual meeting of shareholders, to be held on November 20, 2007 at 10:00 a.m. local time, at The Yancey, Commons Room, 123 North Locust Street, Grand Island, Nebraska and at any and all adjournments thereof.

(ESOP PLAN)

		FOR	VOTE WITHHOLD	FOR ALL EXCEPT
1.	The election as directors of all nominees listed (except as marked to the contrary below).	9	9	9

	Richard L. Harbaugh Gary L. Hedman Jonas A. Proffitt, M.D. Vincent J. Dugan Thomas E. Gdowski

INSTRUCTION:To withhold authority to vote for any individual nominee, mark the AEXCEPTIONS@ box and write that nominee=s name on the line provided below.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of McGladrey & Pullen LLP as the independent registered public accountants of Equitable Financial Corp. for the year ending June 30, 2008.	9	9	9

Your Board of Directors Recommends a Vote FOR
each of the nominees and the listed proposal.

This voting instruction card, when properly executed and returned, will be voted as directed by the participant.

Please be sure to sign and date this voting instruction card in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

ñ Detach above card, sign, date and mail in postage-paid envelope provided. ñ
EQUITABLE FINANCIAL CORP.
PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED.

EQUITABLE FINANCIAL CORP.
VOTING INSTRUCTION CARD

:	PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 20, 2007

The undersigned hereby directs the plan trustee to vote all shares of common stock of Equitable Financial Corp. credited to the 401(k) plan account of the undersigned, which the undersigned is entitled to vote at the annual meeting of shareholders, to be held on November 20, 2007 at 10:00 a.m. local time, at The Yancey, Commons Room, 123 North Locust Street, Grand Island, Nebraska and at any and all adjournments thereof.

(401(k) PLAN)

		FOR	VOTE WITHHOLD	FOR ALL EXCEPT
1.	The election as directors of all nominees listed (except as marked to the contrary below).	9	9	9

	Richard L. Harbaugh Gary L. Hedman Jonas A. Proffitt, M.D. Vincent J. Dugan Thomas E. Gdowski

INSTRUCTION:To withhold authority to vote for any individual nominee, mark the AEXCEPTIONS@ box and write that nominee=s name on the line provided below.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of McGladrey & Pullen LLP as the independent registered public accountants of Equitable Financial Corp. for the year ending June 30, 2008.	9	9	9

Your Board of Directors Recommends a Vote FOR
each of the nominees and the listed proposal.

This voting instruction card, when properly executed and returned, will be voted as directed by the participant.

Please be sure to sign and date this voting instruction card in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

ñ Detach above card, sign, date and mail in postage-paid envelope provided. ñ
EQUITABLE FINANCIAL CORP.
PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED.